                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                           FRONTIER INSURANCE GROUP INC.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                                     [LOGO]

                              Insurance Group,Inc.
                           195 Lake Louise Marie Road
                         Rock Hill, New York 12775-8000
                                 (914) 796-2100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 23, 1996

To the Stockholders of
FRONTIER INSURANCE GROUP, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Frontier Insurance Group, Inc. (the "Company") will be held at the Company's corporate headquarters, 195 Lake Louise Marie Road, Rock Hill, New York 12775-8000 (located on Lake Louise Marie Road, which runs parallel to New York State Route 17, between Exits 109 and 110 of Route 17), on Thursday, May 23, 1996, at 10:00 A.M., local time, to consider and act upon the following proposals:

    1)  To elect a board of five (5) directors.

    2) To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1996.

    3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only holders of record of the Company's Common Stock at the close of business on March 29, 1996, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

     The Company's 1995 Annual Report to Stockholders is included with this Notice and proxy material.


                                       By order of the Board of Directors,

                                       /s/  JOSEPH P. LOUGHLIN

                                            Joseph P. Loughlin
                                            Secretary
Rock Hill, New York
April 10, 1996


              STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING
           ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
          AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                     [LOGO]

                              Insurance Group,Inc.
                           195 Lake Louise Marie Road
                         Rock Hill, New York 12775-8000
                                 (914) 796-2100

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------


                         Annual Meeting of Stockholders
                           To Be Held on May 23, 1996

GENERAL

     This Proxy Statement is being furnished to holders of record of Common Stock, $.01 par value per share ("Common Stock") of Frontier Insurance Group, Inc., a Delaware Corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's corporate headquarters, 195 Lake Louise Marie Road, Rock Hill, New York, 12775-8000, on Thursday, May 23, 1996, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof. The cost of this solicitation will be borne by the Company. This Proxy Statement and enclosed proxy card are being mailed to the Company's stockholders on or about April 10, 1996.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Meeting, the stockholders will be asked to consider and vote upon the following proposals:

    1)  To elect a board of five (5) directors.

    2) To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1996.

all as more fully described in this Proxy Statement.

VOTING AT THE ANNUAL MEETING

     Only holders of record of Common Stock at the close of business on March 29, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Annual Meeting. On the Record Date, there were 13,067,654 shares of Common Stock issued and outstanding.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (6,534,103 shares of the 13,068,205 shares outstanding) is necessary to constitute a quorum at the Annual Meeting. A plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the Board of five (5) directors, and the affirmative vote by the holders of a majority of such shares is required to ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1996.

     If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Shares represented by proxies which are marked "WITHHOLD AUTHORITY" to vote for (i) all five (5) nominees or (ii) for any individual nominee(s) for election as directors and are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. Similarly, shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. IN THE ABSENCE OF INSTRUCTIONS, THE SHARES WILL BE VOTED FOR ALL THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will not be included in the totals and, therefore, will have no effect on the vote. At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock granting it by such holder delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Annual Meeting and voting in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of the Record Date the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially five percent or more of such shares, (ii) each director, all of whom are nominees for election as a director, (iii) each person named in the Summary Compensation Table under "Executive Compensation" on page 6 of this Proxy Statement, and (iv) all directors and executive officers as a group, together with their respective percentage ownership of the outstanding shares:



                                                            AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP
                                                   ----------------------------------
                                                      Currently          Acquirable             Percent of
    NAME AND ADDRESS                                    Owned          Within 60 Days (1)        Outstanding
    ----------------                               ----------------    --------------           ------------
Walter A. Rhulen (2) ............................      926,349(3)         --                        7.1
Peter L. Rhulen (2) .............................      915,528(4)         --                        7.0
Lawrence E. O'Brien .............................       42,175             625                        *
Douglas C. Moat .................................          893          10,153                        *
Alan Gerry ......................................         --              --                          *
Thomas J. Dietz .................................       68,095          67,500                      1.0
Harry W. Rhulen .................................       89,470(5)       95,612(6)                   1.4
Dennis F. Plante ................................       37,676           1,450                        *
Peter H. Foley  .................................         --              --                          *
Estate of Jesse M. Farrow (2) ...................      900,523(3)         --                        6.9
Denver Investment Advisors LLC
  1225 - 17th Street, 26th Floor
  Denver, CO  80202 .............................    1,190,007(7)         --                        9.1
Wellington Management Company
  75 State Street
  Boston, MA 02109 ..............................      672,840(8)         --                        5.1
All directors and executive
  officers as a group (9 persons) ...............    2,090,800         177,952                     17.4


- ------------------------------------

* Less than 1%

(1) Reflects number of shares of Common Stock acquirable upon exercise of options.

(2)  Address is 195 Lake Louise Marie Road, Rock Hill, NY 12775-8000

(3)  Does not include  4,192  shares of Common Stock owned by the wife of Walter
     A. Rhulen, the beneficial ownership of which Mr. Rhulen disclaims.

(4)  Does not include  12,015  shares of Common Stock owned by the wife of Peter
     L. Rhulen and 30,000 shares of Common Stock owned by a charitable foundation of which Mr. Rhulen acts as trustee. Mr. Rhulen disclaims beneficial ownership of the aforementioned shares.

(5) Includes 3,086 shares owned by a daughter of Mr. Harry W. Rhulen for whom he acts as custodian under the Uniform Gifts to Minors Act. Does not include 5,879 shares of Common Stock owned by Mr. Rhulen's wife as to which Mr. Rhulen disclaims beneficial ownership.

(6) Includes 93,750 shares purchasable at $50.00 per share upon exercise of options granted to Mr. Walter A. Rhulen, his father, and gifted to Mr. Harry W. Rhulen by his father.

(7) Information is from Schedule 13G, dated March 6, 1996, filed by Denver Investment Advisors, LLC, which reflects shared dispositive power with respect to 1,190,007 shares.

(8) Information is from a Schedule 13G, dated January 31, 1996, filed by Wellington Management Company, which reflects shared dispositive power with respect to 672,840 shares.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the entire Board of five (5) directors, as fixed by the Company's Bylaws, is to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Unless otherwise specifically directed by stockholders executing proxies, it is intended that all proxies in the accompanying form received in time for the Annual Meeting will be voted at the Annual Meeting FOR the election of the five (5) nominees named below, all of whom are currently directors of the Company. In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors.

     Each nominee's name, age, office with the Company, the year first elected as a director, and certain biographical information are set forth below:


                                        YEAR FIRST
         NAME                AGE     SERVED AS A DIRECTOR             POSITION
         ----                ---     --------------------             --------
Walter A. Rhulen  (1)         64           1986               President  and  Chairman  of  the Board
Peter L. Rhulen    (1)        57           1986               Vice President and a Director
Lawrence E. O'Brien (2)       55           1990               Director
Douglas C. Moat  (2)          64           1991               Director
Alan Gerry                    67           1996               Director

- ----------------------

(1) Member of Stock Option Committee
(2) Member of Audit Committee and Member of Compensation Committee


     Walter A. Rhulen has been the President and Chairman of the Board of the Company since commencement of its operations in July 1986 and the President of Frontier Insurance since 1976. Mr. Rhulen was also the President of Rhulen Agency, a position he held for more than 22 years, which office he resigned in 1986. Mr. Rhulen, a chartered property and casualty underwriter (CPCU), has more than 40 years experience in the insurance business.

     Peter L. Rhulen has been a Vice President and director of the Company since commencement of its operations in July 1986 and a Vice President of Frontier Insurance since 1976. Mr. Rhulen was formerly Vice Chairman of Markel/Rhulen, a position he held from October 1989 to September 1992, and now acts as an independent insurance consultant. Mr. Rhulen is also Vice Chairman of the Board and President of RAI Partners, Inc. (formerly Rhulen Agency), a firm of which he has been an executive officer for more than 25 years and which firm is winding down its business affairs after the sale of substantially all of its assets to Markel/Rhulen. Mr. Rhulen devotes only minimal time to the affairs of the Company in his capacity as Vice President.

     Lawrence E. O'Brien has been a director of the Company since 1990 and a member of the Audit Committee since that date. Mr. O'Brien holds both the CPCU and the ARM professional designations. He is the President of O'Brien Management Company, Inc., an insurance consulting firm, a position he has held since January, 1988 and has served as a principal consultant and Treasurer of CONFIRM, Inc., since 1994. From 1983 until 1990 when it was sold, he was co-founder and a director of Underwriter Management Associates, a managing general insurance agency. From 1976 to 1987, Mr. O'Brien was Executive Vice President of Associated Risk Managers, a New York statewide affiliation of independent insurance agents marketing specialized insurance programs. Previously he was employed in various capacities by Chubb & Son.

     Douglas C. Moat has been a director of the Company since August 1991 and a member of the Audit Committee since that date. Mr. Moat, a JD, CLU, and FLMI, is Chairman of the Manhattan Group, Inc., an insurance and financial services firm. Mr. Moat has over 40 years' experience in insurance and financial services sales and management including 13 years as a private consultant. During his career, he has held positions as Executive Vice President, The Home Group; Director - Financial Services Corporate Staff, ITT Corp.; Vice President, USLIFE Corp., and President of USLIFE's mutual fund subsidiary; Vice President, The Glens Falls Group and the National Life Assurance Company of Canada. Mr. Moat is a member of the New York Bar Association, serves on several insurance and banking committees, and writes and speaks extensively on insurance topics, often acting as an expert witness.

     Alan Gerry was elected a director of the Company in March 1996. Mr. Gerry is the founder of Cablevision Industries Corporation, the eighth largest multiple cable system operator in the United States and its Chairman of the Board and Chief Executive Officer until its merger with Time Warner Entertainment in January 1996. Mr. Gerry is a member of the Board of Directors of Time Warner Entertainment, the National Cable Television Association, and C-SPAN, the industry public affairs programming network. He was a founding member of the Board of the Cable Alliance for Education and is a past President of the New York State Cable Television Association.

                             ----------------------


     Messrs. Walter A. Rhulen and Peter L. Rhulen are brothers.

MEETINGS AND COMMITTEES

     There were four meetings of the Board of Directors during 1995. Messrs. Walter A. Rhulen, Lawrence E. O'Brien, and Douglas C. Moat attended all such meetings, Mr. Peter L. Rhulen attended three meetings and Mr. Alan Gerry was not elected a director until 1996.

     The Audit Committee, composed of two independent directors, Messrs. O'Brien and Moat, meets with the Company's independent auditors to review the scope of their annual audit, the adequacy of the Company's system of internal controls, and the sufficiency of its financial reporting. The Audit Committee held three meetings during 1995.

     The Compensation Committee, composed of two independent directors, Messrs. O'Brien and Moat, establishes the compensation program for Mr. Walter A. Rhulen, the Company's President (Chief Executive Officer) and Chairman of the Board, and recommends to the Board of Directors, in consultation with Mr. Rhulen, a general compensation program for all officers. See "Compensation Committee Report on Executive Compensation." The Compensation Committee held two meetings during 1995.

     The Incentive and Non-Incentive Stock Option Committee selects optionees and, for non-incentive options, option terms, in accordance with the Company's Stock Option Plans. This Committee met twice during 1995.

     The Company does not have a standing nominating committee.

                             ----------------------



COMPENSATION OF DIRECTORS


     The Company pays each director, other than Walter A. Rhulen, an annual retainer of $24,000, plus reimbursement of expenses, and each director who serves as a member of the Audit Committee an additional annual retainer of $2,000, plus reimbursement of expenses.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors of the Company for the current year. The affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify the reappointment of Ernst & Young LLP. Unless marked to the contrary, proxies received will be voted FOR ratification of the reappointment of Ernst & Young LLP. It is anticipated that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions within such firm's field of expertise.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


                                 OTHER BUSINESS

     Management does not know of any matter to be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                        REPORT OF COMPENSATION COMMITTEE

     In 1993, in order to more closely link executive compensation to the Company's performance, the Board of Directors, following the recommendation of the Compensation Committee, established a five-year compensation program for Mr. Walter A. Rhulen, the Company's President, Chief Executive Officer and Chairman of the Board (the general terms of which are reflected under "Executive
Compensation-Employment Agreement" in this Proxy Statement) and adopted an Executive Bonus Plan for the executive officers of the Company and its subsidiaries based on the Company's return on investment.

     In 1995, the Board of Directors, upon the recommendation of the Compensation Committee, revised the Executive Bonus Plan to base the bonus on the Company's earnings per share before extraordinary items ("EPS"). The revised program provides an annual bonus to the executive officer in the event the Company's EPS for the year exceeds its highest EPS during the five preceding years by at least 10%. In such event, the bonus shall equal 5% of the executive officer's base salary plus a percentage of base salary equal to the percentage by which the Company's EPS for the year exceeds 10% of the target year's EPS. Bonuses under the Executive Bonus Plan for 1995 aggregated $342,900 to the 15 executive officers eligible for bonuses thereunder.

     The Executive Bonus Plan and Mr. Walter A. Rhulen's bonus arrangement have been designed to comply with the compensation deductibility requirements of
Section 162(m) of the Internal Revenue Code.


                                       THE COMPENSATION COMMITTEE

                                       Douglas C. Moat
                                       Lawrence E. O'Brien


                             ----------------------



                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation paid and accrued by the Company to its Chief Executive Officer and each of its other four most highly compensated executive officers for the years ended December 31, 1995, 1994, and 1993.

                           SUMMARY COMPENSATION TABLE


                                                          Long-Term
                              Annual Compensation        Compensation
                              -------------------        ------------
     Name and                                              Awards
     Principal               Salary         Bonus          -------             All Other
     Position       Year      ($)            ($)          Options (#)     Compensation ($) (1)
     --------       ----     ------         -----         -----------     --------------------
Walter A. Rhulen   1995      500,000        296,900            --               23,400
    President      1994      500,000        --                 --               27,300
    and Chairman   1993      500,000        200,000       375,000(2) (3)        26,600

Thomas J. Dietz    1995      215,000         35,400            --               16,300
    Vice President 1994      215,000         --                --               15,000
                   1993      182,500        109,900        67,500 (2)           19,000

Dennis F. Plante   1995      136,300         23,500         2,500 (4)           14,600
   Vice President  1994      129,000         10,000         --                  13,800
   and Treasurer   1993      125,300         25,700         1,650 (5)           10,300

Harry W. Rhulen    1995      105,000         23,900         2,500 (4)           10,000
    Vice President 1994       90,000         10,000            --                9,200
                   1993       80,800         16,500         2,475 (5)            6,600

Peter H. Foley     1995       77,900         45,300        10,000 (6)            3,600
   Vice President  1994        --             --             --                 --
                   1993        --             --             --                 --

- ----------------------


(1) Represents the allocable amount accrued for contribution by the Company to its profit sharing plan and the allocable amount of the Company's contribution to its 401K plan. The allocable amount, accrued for contribution to the Company's profit sharing plan for Messrs. W. Rhulen, Dietz, Plante, and H. Rhulen, was $8,700, $8,700,$8,700 and $6,200,
     respectively, and the allocable amount contributed to the Company's 401K Plan for Messrs. W. Rhulen, Dietz, Plante, H. Rhulen, and Foley was $14,600, $7,600, $5,900 $3,900, and $3,600, respectively.

(2) Exercisable at an exercise price of $50.00 per share at any time through December 31, 1999 provided the optionee is in the then employ of the Company or has continuously been so employed through December 31, 1997, if exercised thereafter. In the event the optionee dies while in the employ of the Company, or the Company is acquired, the option automatically is modified so that 25% of the shares subject thereto become exercisable at $34.67 per share subsequent to November 5, 1994, with an additional 25% exercisable cumulatively annually thereafter at exercise prices increasing by approximately $8.00 per share for each 25% tranche.
                                              (footnotes continued on next page)

(3) As permitted by the terms of the option, Mr. Rhulen transferred his option to his children on December 30, 1993.

(4) Exercisable cumulatively at the rate of 25% of the underlying shares per year, commencing March 3, 1996.

(5) Exercisable cumulatively at the rate of 25% of the underlying shares per year, commencing June 18, 1994.

(6) Exercisable cumulatively at the rate of 25% of the underlying shares per year, commencing June 5, 1996.

                             ----------------------



     The following table sets for certain information concerning options granted during 1995 to the individuals named in the Summary Compensation Table:

                              OPTION GRANTS IN 1995


                                        Individual Grants
- ----------------------------------------------------------------------------
                                                                              Potential Realizable
                   Number of                                                   Value of Assumed
                 Securities        % of                                       Annual Rates of Stock
                  Underlying    Total Options      Exercise                   Price Appreciation
                  Options      Granted to All      Price        Expiration      for Option Term
Name              Granted (#)     Employees        ($/Share)       Date          5% ($)    10% ($)
- ----              -----------     ---------     -------------  ------------  ----------- ----------
Dennis F. Plante     2,500           1.6            20.75       03/03/2000     14,318     31,695
Harry W. Rhulen      2,500           1.6            20.75       03/03/2000     14,318     31,695
Peter H. Foley      10,000           6.3            24.50       06/25/2000     67,620    149,695


                             ----------------------


     The following table presents the value of unexercised options held at December 31, 1995 by the individuals named in the Summary Compensation Table:

                               OPTIONS VALUE TABLE


                                                                             Value of
                                             Number of                      Unexercised
                                            Unexercised                    In-the-Money
                                              Options                        Options
                                          at Year-End (#)                at Year-End ($)*
                                         Exercisable (E)/                Exercisable (E)/
                  Name                   Unexercisable (U)               Unexercisable (U)
                  ----                   -----------------               -----------------
Thomas J. Dietz                              74,642 (E)                    163,900 (E)

Dennis F. Plante                              1,450 (E)                     10,900 (E)
                                              2,700 (U)                     20,900 (U)
                                              3,113 (U)

Harry W. Rhulen                              95,612 (E) (1)                 12,900 (E)
                                                                            26,900 (U)

Peter H. Foley                               10,000 (U)                     75,000 (U)


- ----------------------

* Values are calculated by subtracting the exercise price from the fair market value of the Common Stock at year-end.

(1) Includes 93,750 shares purchasable at $50.00 per share upon exercise of options granted to Mr. Walter A. Rhulen, his father, and gifted to Mr. Harry W. Rhulen by his father.

                             ----------------------

     Mr. Harry W. Rhulen is the son of Mr. Walter A. Rhulen


EMPLOYMENT AGREEMENTS

     Mr. Walter A. Rhulen is employed under an agreement with the Company effective January 1, 1993 and expiring December 31, 1997, which provides for annual base compensation of $500,000 plus an annual bonus in the event the Company's earnings per share before extraordinary items ("EPS") exceeds its highest EPS during the five preceding years by at least 10%. In such event, Mr. Rhulen's bonus shall be $50,000, plus a multiple of $30,000 for each percentage point or fraction thereof by which the Company's EPS for the year exceeds the 10% threshold.

     In addition, in 1993, Mr. Walter A. Rhulen was granted an option to purchase 375,000 shares of Common Stock at $50.00 per share. On the date the option was granted, the closing price of the Common Stock on the New York Stock Exchange was $30.17.


                             ----------------------



                             STOCK PERFORMANCE GRAPH

     The following graph sets forth the cumulative total shareholder return to the Company's (FTR) shareholders during the five-year period ended December 31, 1995, as well as an overall stock market index (S&P 500 Index) and FTR's peer group index (SIC Code Index 6331 -- Fire, Marine, and Casualty Insurance, and 6351- Surety Insurance combined):



                               [PERFORMANCE GRAPH]








              FIVE-YEAR COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FRONTIER INSURANCE GROUP, INC., S&P 500 INDEX, AND PEER GROUP INDEX



        COMPANY                                        FISCAL YEAR ENDING
        -------                       --------------------------------------------------------------

                                      1990       1991      1992      1993       1994      1995
                                      ----       ----      ----      ----       ----      ----
FRONTIER INSURANCE GROUP               100      156.33    296.17    308.65     229.98     342.46
S&P 500 INDEX                          100      130.48    140.46    154.62     156.66     215.54
PEER GROUP INDEX                       100      129.56    153.23    156.57     156.76     228.37

- ----------------------------------------------------------------------------------------------------




                STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

Any stockholder proposal to be considered for inclusion in the Company's proxy soliciting material for the next Annual Meeting of Stockholders must be received by the Company at its principal office by December 31, 1996.



Dated:  April 10, 1996

                                   APPENDIX 1
                                   PROXY CARD

                         FRONTIER INSURANCE GROUP, INC.

PROXY

     The undersigned hereby appoints WALTER A. RHULEN and DENNIS F. PLANTE and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Frontier Insurance Group, Inc. on May 23, 1996, and any adjournments or postponements thereof, upon all matters as may properly come before the Annual Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) AND (2) LISTED BELOW, TO COME BEFORE THE MEETING:

(1) TO ELECT A BOARD OF FIVE (5) DIRECTORS,

   FOR the nominees listed below               WITHHOLD AUTHORITY
   (except as marked to the contrary below)    to vote  for all five (5) nominees listed below [ ]
   all five (5) nominees listed below [ ]

         Walter A. Rhulen, Peter L. Rhulen, Lawrence E. O'Brien, Douglas C. Moat, Alan Gerry

To withhold authority to vote for any individual nominee(s), indicate on line below:


- ------------------------------------------------------------------------------------------
 (PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.)



(2) To ratify the reappointment of Ernst & Young as independent auditors to audit the financial statements of the Company for the year ending December 31, 1996.

                      FOR [ ]       AGAINST [ ]       ABSTAIN [ ]


(3)  Upon any and all other business that may come before the Annual Meeting.


        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


This proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1) and (2) unless the stockholder specifies otherwise, in which case it will be voted as specified.

                                    Dated:..............................., 1996

                                    ...........................................

                                    ...........................................

                                    ...........................................
                                          (Signature(s) of Stockholder(s)
                                    (Executors, Administrators, etc. should give
                                                    full title.)